FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                          CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15 (d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): December 3, 2001


                   Security Federal Corporation
                   ----------------------------
      (Exact name of registrant as specified in its charter)



      South Carolina            0-16120             57-0858504
      --------------            -------             ----------
State or other jurisdiction    Commission        (I.R.S. Employer
 of incorporation              File Number        Identification No.)


      1705 Whiskey Road South, Aiken, SC            29801
      ----------------------------------            -----
  (Address of principal executive offices)        (Zip Code)


Registrant's telephone number (including area code):  (803) 641-3000

                          Not Applicable
                          --------------
  (Former name or former address, if changed since last report)






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Item 5.  Other Events
---------------------

     The Registrant announced on December 3, 2001 that Thomas C. Clark has been named President of Security Federal Bank. Mr. Clark succeeds Timothy W. Simmons as President of the Bank, a wholly-owned subsidiary of Security Federal Corporation. Mr. Simmons has been elected Chairman of the Bank's Board of Directors and will continue to serve as the Bank's Chief Executive Officer.

     Mr. Clark has more than 22 years of financial services experience. He has been senior Vice President for retail banking for Security Federal Bank since 1994 and held the position of Vice President for consumer and commercial
loans for Security Federal Bank from 1992 to 1994.   Prior to joining Security
Federal Bank, Mr. Clark was employed by South Carolina National Bank from
1979 to 1992 and was the City Executive of its Aiken, South Carolina office. As President of Security Federal Bank, Mr. Clark will be responsible for coordinating the delivery of the Bank's broad array of financial services and products.

     For further information relating to the naming of Mr. Clark as President of the Bank, reference is made to the Registrant's press release dated December 3, 2001 which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit
     -------
         99    Press Release dated December 3, 2001







                              1

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                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SECURITY FEDERAL CORPORATION



DATE: December 20, 2001           By:/s/Timothy W. Simmons
                                     -----------------------------
                                        Timothy W. Simmons
                                        President and Chief Executive Officer















                                  2


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                            Exhibit 99

               Press Release Dated December 3, 2001






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                          NEWS RELEASE

    Thomas C. Clark Named President of Security Federal Bank


Aiken, South Carolina - December 3, 2001 - The Board of Directors of Security Federal Bank today announced that Thomas C. Clark has been named President. Security Federal Bank, a wholly owned subsidiary of Security Federal Corporation, is headquartered in Aiken, South Carolina.

Mr. Clark has been Senior Vice President for retail banking for Security Federal since 1994 and held the position of Vice President for consumer and commercial loans from 1992 to 1994. Prior to joining the Bank, Mr. Clark was employed by South Carolina National Bank from 1979 to 1992 and was the City Executive of its Aiken, South Carolina office. As President of Security Federal Bank, Mr. Clark will be responsible for coordinating the delivery of the Bank's broad array of financial services including trust, investments and insurance.

Mr. Clark succeeds Timothy W. Simmons, who has been President of the Bank since 1987. Mr. Simmons has been elected Chairman of the Bank's Board of Directors and will continue to serve as the Bank's Chief Executive Officer.

"Tom's business knowledge and demonstrated management effectiveness in the banking industry will serve as a tremendous asset to our organization," said
T. Clifton Weeks, Chairman of the Board of Security Federal Corporation. "Under Tom's leadership and guidance, Security Federal Bank will continue to provide the high level of service that our customers expect."

Founded in 1922, Security Federal Bank provides a diversified line of products and services to consumers and small to mid-sized businesses. Through personal, local service and innovative technologies, the Bank provides better ways to manage finances through a full range of deposit, loan, trust, investment, asset management and insurance products. Security Federal enables customers to do their banking and investing through a financial services network of eleven branches and ATMs plus an internet web site located at (www.securityfederalbank.com).

Security Federal Corporation's common stock is traded over the counter.

For additional information contact Timothy W. Simmons at 803-641-3030.



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